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                                 EXHIBIT 10.2.c.

                THIRD AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                     BETWEEN MORAMERICA CAPITAL CORPORATION
                   AND INVESTAMERICA INVESTMENT ADVISORS, INC.


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                THIRD AMENDMENT TO MORAMERICA CAPITAL CORPORATION
                          INVESTMENT ADVISORY AGREEMENT

      THIS THIRD AMENDMENT TO MORAMERICA CAPITAL CORPORATION INVESTMENT ADVISORY AGREEMENT (this "Third Amendment"), dated as of February 25 2003, amends the terms of the MorAmerica Capital Corporation Investment Advisory Agreement (the "Agreement") dated as of March 1, 1999, between MorAmerica Capital Corporation ("MACC") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica"), as amended by the First Amendment to MorAmerica Capital Corporation Investment Advisory Agreement, dated as of February 27, 2001 (the "First Amendment") and as further amended by the Second Amendment to MorAmerica Capital Corporation Investment Advisory Agreement, dated as of February 26, 2002 (the "Second Amendment"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings as set forth in the Agreement.

      WHEREAS, the original term of the Agreement was for two years from the date thereof, through February 28, 2001, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by the vote of a majority of the Board of Directors of MACC who are not interested persons of InvestAmerica, or by the vote of the holders of a majority of the outstanding voting securities of MACC's parent company, MACC Private Equities Inc.; and

      WHEREAS, on February 27, 2001 and February 26, 2002, a majority of the Board of Directors of MACC who are not interested persons of InvestAmerica, determined to extend the term of the Agreement for an additional one-year term pursuant to the First Amendment and the Second Amendment; and

      WHEREAS, at a meeting duly held on February 25, 2003, a majority of the Board of Directors of MACC who are not interested persons of InvestAmerica, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of MACC.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one-year period from February 28, 2003 through February 28, 2004.


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      IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDMENT as of the year and date first above written.


                                        MORAMERICA CAPITAL CORPORATION


                                        By: /s/ Paul M. Bass
                                           -------------------------------------
                                            Paul M. Bass, Chairman

                                        INVESTAMERICA INVESTMENT ADVISORS, INC.


                                        By: /s/ David R. Schroder
                                           -------------------------------------
                                            David R. Schroder, President


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